Exhibit 10.21

EXECUTION VERSION

YANKEE CANDLE INVESTMENTS LLC

CLASS A UNIT EXCHANGE AGREEMENT

THIS CLASS A UNIT EXCHANGE AGREEMENT (this “Agreement”) is made as of February 8, 2011, by and between Yankee Candle Investments LLC, a Delaware limited liability company (the “Company”), and «First_Name» «Last_Name» (“Recipient”).  Capitalized terms used but not otherwise defined herein or in the LLC Agreement (as defined below) shall have the meanings set forth in Section 9 hereof.

WHEREAS, pursuant to that certain Class A Unit Purchase Agreement, dated as of «A_Original_Grant_Date», by and between YCC Holdings LLC (“Intermediate Holdings”) and Recipient (the “Original Purchase Agreement”), Recipient is the holder of «A_Units» of Class A Common Units of Intermediate Holdings (the “Existing Units”);

WHEREAS, the Company and Recipient desire to exchange the Existing Units for the same number of Class A Common Units of the Company (the “New Units”) and which such exchange is intended to be governed by the provisions of Code § 351; and

WHEREAS, Recipient has agreed to effect an exchange of the Existing Units for the New Units and, subject to the terms and conditions set forth herein, the Company has agreed to exchange the Existing Units for the New Units.

NOW THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the parties hereto agree as follows:

1.                                       Exchange for New Units.

(a)                                  The Company has authorized the issuance to Recipient, in exchange for the Existing Units, the New Units, and upon surrender by the Recipient of the Existing Units free and clear of all liens and encumbrances, hereby issues to Recipient the New Units.  Each New Unit issued hereunder shall be fully vested when issued.  The Recipient authorizes Intermediate Holdings to deliver the certificate(s), if any, representing such Existing Units to the Company for cancellation.

(b)                                 Without in any way limiting the representations and warranties contained herein, each of the parties hereto intends that the exchange transaction contemplated by Section 1(a) qualify as part of an exchange of property by Recipient for an interest in a corporation under Section 351 of the Internal Revenue Code of 1986, as amended.  Each of the parties hereto shall prepare and file all tax returns in a manner consistent with such treatment.  Notwithstanding anything to the contrary contained herein, the Recipient hereby agrees and acknowledges that neither the Company nor any of its Affiliates is making any representations with respect to any tax, economic or legal consequences of the exchange transaction contemplated by Section 1(a), and the Recipient agrees to accept the tax and legal consequences of the exchange transactions contemplated by Section 1(a).

2.                                       Exchange Terms.  Recipient, intending to be legally bound, hereby irrevocably subscribes for the New Units and exchanges the Existing Units for the New Units on the terms and conditions set forth herein, in the Company’s Amended and Restated Limited Liability Company Agreement, dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “LLC Agreement”) and in that certain Unitholders Agreement, dated as of the date hereof, by and among the Company and the other unitholders of the Company listed therein (as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Unitholders Agreement”).  Recipient agrees, as a condition to the effectiveness of this Agreement and the issuances hereunder, to deliver counterpart signature pages to, and to be bound by the terms of, the LLC Agreement and the Unitholders Agreement.  By execution of this Agreement, Recipient acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws.

3.                                       Restrictions on Transfers.  The New Units (and any securities issued with respect to the New Units by way of a split, dividend, recapitalization, merger, consolidation, liquidation or other reorganization) shall be subject to the restrictions on transfer set forth in the LLC Agreement and the Unitholders Agreement.  In addition, Recipient may not sell, transfer or dispose of any New Units (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company that registration under the Securities Act or any applicable state securities law is not required in connection with such transfer.

4.                                       Representations and Warranties of the Company.  As a material inducement to Recipient to enter into this Agreement and exchange the Existing Units for the New Units, the Company hereby represents and warrants to Recipient that:

(a)          Organization.  The Company is a limited liability company duly organized and validly existing under the laws of the State of Delaware.

(b)         Authorization; No Breach.  The execution, delivery and performance of this Agreement have been duly authorized by the Company.  The execution, delivery and performance of this Agreement and the consummation of the transactions provided for herein will not result in the breach of any of the terms and provisions of, or constitute a default under, or conflict with, or cause any acceleration of any other obligation of the Company.

(c)          Capital of the Company.  All of the Company’s outstanding Common Units, including the New Units issued hereunder, shall be validly issued.

5.                                       Recipient’s Representations and Warranties.  In connection with the exchange of the Existing Units for the New Units hereunder, Recipient hereby represents and warrants to the Company that:

(a)          Ownership of Existing Units.  Recipient has good and unencumbered title to the Existing Units, free and clear of all pledges, security interests, liens, claims, encumbrances, agreements, rights of first refusal, and options of any kind whatsoever, except for any right or interest in the Existing Units granted pursuant to any agreement to which Intermediate Holdings is a party.

(b)         Recipient’s Investment Representations.  Recipient hereby represents that he, she or it is acquiring the New Units to be acquired by him, her or it hereunder for his, her or its own account with the present intention of holding such securities for investment purposes and that he, she or it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws.  Recipient acknowledges that the New Units have not been registered under the Securities Act or applicable state securities laws and that the New Units will be issued to Recipient in reliance on exemptions from the registration requirements of the Securities Act and applicable state statutes and in reliance on Recipient’s representations and agreements contained herein, in the LLC Agreement and in the Unitholders Agreement.

(c)          No Conflict.  The execution, delivery and performance by Recipient of this Agreement and the consummation of the transactions contemplated hereby, do not and will not (with or without the giving of notice, the lapse of time, or both) result in a violation or breach of, conflict with, cause increased liability or fees, or require approval, consent or authorization under (i) any Legal Requirements applicable to Recipient or (ii) any contract to which Recipient is a party or by which Recipient or any of its properties or assets may be bound or affected.

(d)         Other Representations and Warranties of Recipient.  Recipient hereby further represents and warrants to the Company that:

(i)                                     Recipient is an officer or employee of Yankee Candle;

(ii)                                  Recipient acknowledges that this Agreement has been executed and delivered, and the New Units have been exchanged for the Existing Units hereunder, in connection with and as a part of the compensation and incentive arrangements between the Company and Recipient;

(iii)                               Recipient has had an opportunity to ask questions and receive answers concerning the terms and conditions of the New Units to be acquired by him, her or it hereunder and has had full access to such other information concerning the Company (including access to the LLC Agreement and the Unitholders Agreement) as Recipient may have requested in making his, her or its decision to acquire the New Units being issued hereunder;

(iv)                              Recipient has, by reason of his or her business and financial experience and the business and financial experience of those retained by him or her such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of holding the New Units;

(v)                                 Recipient is able to bear the economic risk and lack of liquidity of an investment in the Company and is able to bear the risk of loss of his, her or its entire investment in the Company, and Recipient fully understands and agrees that he, she or it may have to bear the economic risk of his, her or its purchase for an indefinite period of time because, among other reasons, the New Units have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of certain states or unless an exemption from such registration is available;

(vi)                              Recipient acknowledges that the New Units are subject to the restrictions contained in the LLC Agreement and the Unitholders Agreement, and Recipient has received and reviewed a copy of the LLC Agreement and the Unitholders Agreement;

(vii)                           Recipient will not sell or otherwise transfer the New Units without registration under the Securities Act (and any applicable state securities laws) or an exemption therefrom, and provided there exists such a registration or exemption, any transfer of New Units by Recipient or subsequent holders of the New Units will be in compliance with the provisions of the Unitholders Agreement and the LLC Agreement;

(viii)                        Recipient acknowledges that any certificate representing interests issued hereunder shall include the legend(s) set forth in the LLC Agreement and in this Agreement;

(ix)                                Recipient has all requisite capacity and authority and all material authorizations necessary to carry out the transactions contemplated by this Agreement; and the execution, delivery and performance of this Agreement and all other agreements contemplated hereby to which Recipient is a party and the exchange of the Existing Units for the New Units hereunder have been duly authorized by Recipient;

(x)                                   Recipient has relied on the advice of, or has consulted with, only his, her or its own advisors and the determination of Recipient to acquire the New Units pursuant to this Agreement has been made by Recipient independent of any statements or opinions as to the advisability of such acquisition or as to the properties, business, prospects or condition (financial or otherwise) of the Company which may have been made or given by any other equityholder of the Company (including all equityholders acquiring Common Units on the date hereof) or by any agent or employee of such equityholder and independent of the fact that any other Person has decided to become an equityholder of the Company;

(xi)                                Recipient is not acquiring the New Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, internet publication or similar media or broadcast over television, radio or the internet or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to Recipient in connection with investments in securities generally;

(xii)                             Recipient is a resident of the State of «State»;

(xiii)                          Recipient acknowledges that neither the issuance of the New Units to Recipient nor any provision contained in this Agreement shall entitle Recipient to remain in the employment of the Company and/or any of its Subsidiaries or affect the right of the Company and/or any of its Subsidiaries to terminate Recipient’s employment at any time; and

(xiv)                         Recipient acknowledges that, except as expressly set forth in the LLC Agreement or as required by applicable law, the Company shall have no duty or obligation to disclose to Recipient, and Recipient shall have no right to be advised of, any material information regarding the Company and its Subsidiaries.

6.                                       Compensatory Arrangements.  This Agreement has been executed and delivered, and the New Units have been issued hereunder, in connection with and as a part of the compensation and incentive arrangements between the Company and Recipient, and pursuant and subject to the provisions of the Company’s 2011 Incentive Equity Plan.

7.                                       Holdback.  In connection with any underwritten public offering of the Company’s, any successor corporation of the Company’s, Intermediate Holding’s or Yankee Holding’s equity securities, Recipient agrees to enter into any holdback, lockup or similar agreement requested by the underwriters managing such registered public offering, provided that MDCP and, if applicable, its Affiliates shall enter into a holdback, lockup or similar agreement on terms no less restrictive than those imposed on Recipient.

8.               Repurchase Option.

(a)          In the event Recipient ceases to be employed by the Company or any of its Subsidiaries for any reason (a “Termination”), all New Units shall be subject to repurchase from Recipient (or other holders thereof) by the Company and MDCP pursuant to the terms and conditions set forth in this Section 8 (the “Repurchase Option”).

(b)         In the event of a Termination, the purchase price for each New Unit shall be the Fair Market Value of such New Unit as of the date of repurchase.

(c)          The Company may elect to purchase all or any portion of the New Units subject to repurchase under this Section 8 by delivering written notice (the “Repurchase Notice”) to the holder or holders of the New Units within 90 days following the date of Recipient’s Termination (the “Termination Date”).  The Repurchase Notice shall set forth the number of New Units to be acquired from each holder of New Units, the aggregate consideration to be paid for such New Units and the time and place for the closing of the transaction.  The number of New Units to be repurchased by the Company shall first be satisfied to the extent possible from New Units held by Recipient at the time of delivery of the Repurchase Notice.  If, due to permitted transfers by Recipient, the number of New Units then held by Recipient is less than the total number of New Units the Company has elected to purchase, the Company shall purchase the remaining New Units elected to be purchased from the transferee(s) of New Units under this Agreement, pro rata according to the number of New Units held by such transferee(s) at the time of delivery of such Repurchase Notice.

(d)         If for any reason the Company does not elect to purchase all of the New Units pursuant to the Repurchase Option, then MDCP shall be entitled to exercise the Company’s Repurchase Option in the manner set forth in Section 8(a) for all or any portion of the number of New Units the Company has not elected to purchase (the “Available Units”).  As soon as practicable after the Company has determined that there shall be Available Units, but in any event within 90 days after the Termination Date, the Company shall deliver written notice (the “Option Notice”) to MDCP setting forth the number of Available Units and the price for each Available Unit.  MDCP may elect to purchase any number of Available Units by delivering written notice to the Company within 10 days after receipt of the Option Notice from the Company.  As soon as practicable, and in any event within 10 days after the expiration of such 10-day period, the Company shall notify Recipient and any other holder(s) of New Units as to the number of New Units being purchased from Recipient by MDCP (the “Supplemental Repurchase Notice”).  At the time the Company delivers the Supplemental Repurchase Notice to Recipient and such other holder(s) of New Units, MDCP shall also receive written notice from the Company setting forth the number of New Units it is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

(e)          The closing of the purchase of the New Units pursuant to the Company’s exercise of the Repurchase Option shall take place on the date designated in the Repurchase Notice or Supplemental Repurchase Notice, as applicable, which date shall not be more than 120 days after the Termination Date.  The Company shall pay for any New Units to be purchased by it pursuant to the Repurchase Option by (i) delivery of a check or wire transfer of funds, (ii) a subordinate note or notes payable in up to two equal annual installments beginning on the first anniversary of the closing of such purchase and bearing interest (payable quarterly) at a rate per annum equal to the prime rate published in the “Money Rates” column of The Wall Street Journal, (iii) delivery of a number of shares of common stock of Yankee Holding having a fair market value (as determined by the Company) equal to the aggregate repurchase price for such New Units (the “Repurchase Shares”) and (iv) any combination of the foregoing in the aggregate amount of the purchase price for such New Units; provided that, in the event any Repurchase Shares are issued, promptly following the closing of the repurchase transaction, Yankee Holding shall redeem, and the holder of such Repurchase Shares shall sell to Yankee Holding, all of the Repurchase Shares for an aggregate amount in cash equal to the aggregate repurchase price for the New Units (or the portion thereof previously assigned to the Repurchase Shares).  MDCP shall pay for any New Units to be purchased by it pursuant to the Repurchase Option by delivery of a check or wire transfer of funds in the aggregate amount of the purchase price for such New Units.  Any notes issued by the Company pursuant to this Section 8(e) shall be subject to any restrictive covenants to which the Company is subject at the time of such purchase.  In addition, the Company and MDCP may pay the purchase price for such New

Units by offsetting amounts outstanding under any indebtedness or obligations owed by Recipient to the Company or any of its Subsidiaries or MDCP.  The Recipients of New Units hereunder shall be entitled to receive customary representations and warranties from the sellers regarding such sale of New Units (including representations and warranties regarding good title to such New Units, free and clear of any liens or encumbrances).

(f)            Notwithstanding anything to the contrary contained in this Agreement, all repurchases of New Units by the Company shall be subject to applicable restrictions contained in the Delaware Limited Liability Company Act and in the Company’s and its Subsidiaries’ debt and equity financing agreements.  If any such restrictions prohibit the repurchase of New Units hereunder which the Company is otherwise entitled or required to make, the time periods provided in this Section 8 shall be suspended, and the Company may make such repurchases at the applicable purchase price therefor, plus interest thereon calculated from the last day such Units were eligible for repurchase pursuant to Section 8(e) until the date of repurchase at a rate per annum equal to the then applicable federal rate as published by the Internal Revenue Service pursuant to Section 1274(d) of Internal Revenue Code, as soon as it is permitted to do so under such restrictions.  In addition, and without limiting the generality of the foregoing, in the event Recipient invokes Recipient’s consent rights regarding a determination of Fair Market Value as set forth in this Agreement, the notice and repurchase time periods set forth in this Section 8 shall be tolled until such appraisal has been completed.

(g)         The Repurchase Option set forth in this Section 8 shall terminate with respect to New Units upon and following the consummation of an IPO.

9.                                       Definitions.  For the purposes of this Agreement, the following terms have the meanings set forth below:

“Affiliate” has the meaning set forth in the LLC Agreement.

“Agreement” has the meaning set forth in the preamble.

“Board” has the meaning set forth in the LLC Agreement.

“Common Units” shall mean the Company’s Class A Common Units, Class B Common Units and Class C Common Units and any other securities into which such Common Units are exchanged or converted.

“Existing Units” has the meaning set forth in the recitals hereto.

“Fair Market Value” of any New Unit will be determined in good faith by the Board in its sole discretion after taking into account all factors determinative of value including, but not limited to, the lack of a readily available market to sell such units, but without regard to minority or lack of liquidity discounts (other than with respect to any illiquidity attributable to the Company’s status as private corporation that affects the total common equity value of the Company); provided that if Recipient purchased more than 2,000 Existing Units under the Original Purchase Agreement and reasonably disagrees with the determination of Fair Market Value, Recipient shall have the right to provide written notice to the Company, to be made within ten (10) days after receipt of the Repurchase Notice (a “Contest Notice”), and such Contest Notice shall set forth Recipient’s determination of Fair Market Value.  Upon receipt of a Contest Notice, the Company and Recipient shall negotiate in good faith to agree on a mutually determined Fair Market Value.  If the Company and Recipient cannot agree on a mutually determined Fair Market Value within ten (10) days of the date of delivery of the Repurchase Notice, then the contested determination of Fair Market Value shall be referred to an independent, nationally recognized, mutually agreed third party valuator (the “Appraiser”) with experience in valuing similar securities and businesses to those in question, who shall be appointed to determine the Fair Market Value of the subject securities within thirty (30) days of referral thereto.  The decision of the Appraiser shall be final and binding on the parties and non-appealable.  The costs of the Appraiser shall be borne by the Company if the Fair Market Value as determined by the Appraiser is ten (10%) percent or more than the Board’s calculation of Fair Market Value, and by Recipient if the difference between the Fair Market Value as determined by the Appraiser is less than ten (10%) percent more than the Board’s calculation of Fair Market Value.

“Intermediate Holdings” has the meaning set forth in the recitals hereto.

“IPO” has the meaning assigned to that term in the LLC Agreement.

“Legal Requirement” shall mean any law, treaty, statute, code, ordinance, decree, administrative order, constitution, permit, directive, policy, standard, rule, building, zoning, subdivision, health and safety and other land use laws, regulation, or requirement of any government entity and all judicial, quasi-judicial, administrative, quasi-administrative and arbitral judgments, orders (including injunctions) decisions or awards of any government entity, including general principles of common law, civil law and equity, in each case having the force of law and binding on Recipient, any property or his assets.

“LLC Agreement” has the meaning set forth in Section 2.

“MDCP” means, collectively, Madison Dearborn Capital Partners V-A, L.P., a Delaware limited partnership, Madison Dearborn Capital Partners V-C, L.P., a Delaware limited partnership, and Madison Dearborn Partners V Executive-A, L.P., a Delaware limited partnership.

“New Units” has the meaning set forth in the recitals hereto.

“Original Purchase Agreement” has the meaning set forth in the recitals hereto.

“Recipient” has the meaning set forth in the preamble.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation or limited liability company of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors or managers directly or through one or more subsidiaries.

“Unitholders Agreement” has the meaning set forth in Section 2.

“Yankee Candle” means The Yankee Candle Company, Inc., a Massachusetts corporation and indirect, wholly-owned Subsidiary of the Company.

“Yankee Holding” means Yankee Holding Corp., a Delaware corporation and direct, wholly-owned Subsidiary of the Company.

10.                                 Miscellaneous.

(a)          Transfers in Violation of Agreement.  Any transfer or attempted transfer of any New Units in violation of any provision of this Agreement, the LLC Agreement or the Unitholders Agreement

shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such New Units as the owner of such New Units for any purpose.

(b)         Legend.  If the New Units are certificated, each certificate evidencing New Units shall be stamped or otherwise imprinted with the legend set forth in Section 12.8 of the LLC Agreement.

(c)          Irrevocability: Binding Effect on Successors and Assigns. Recipient hereby acknowledges and agrees that, except as provided under applicable federal and state securities laws, the acquisition of the New Units hereunder is irrevocable, that Recipient is not entitled to cancel, terminate or revoke this Agreement or any agreements of Recipient hereunder, and that this Agreement and such other agreements shall survive the death or disability of Recipient and shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and assigns. If Recipient is more than one person, the obligations of Recipient hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his, her or its heirs, executors, administrators, successors, legal representatives, and assigns.

(d)         Survival of Covenants, Representations and Warranties.  All covenants, representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(e)          Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(f)            Complete Agreement.  This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(g)         Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(h)         Descriptive Headings; Interpretation.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.  The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

(i)             No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(j)             Governing Law.  The limited liability company law of the State of Delaware shall govern all questions concerning the relative rights of the Company and its interestholders.  All other questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by the internal law, and not the law of conflicts, of the State of Delaware.

(K)       WAIVER OF JURY TRIAL.  AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

(l)             Remedies.  Each of the parties to this Agreement shall be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney’s fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor.  The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

(m)       Amendment and Waiver.  The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, Recipient and MDCP.

(n)         Business Days.  If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company’s chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

(o)         Third-Party Beneficiary.  The Company and Recipient acknowledge that MDCP is an express third-party beneficiary under this Agreement and as such will inure to the benefit of MDCP and be enforceable by MDCP and its respective successors and assigns.

(p)         Notices.  Any notice provided for in this Agreement must be in writing and must be personally delivered, sent by telecopy with original to follow by overnight courier service, by first class mail (postage prepaid and return receipt requested) or reputable overnight courier service (charges prepaid) to the recipient at the addresses indicated below:

Notices to the Company:

Yankee Candle Investments LLC
c/o The Yankee Candle Company, Inc.
16 Yankee Candle Way
South Deerfield, MA 01373
Facsimile: (413) 665-9147
Attention: General Counsel

with copies to (which shall not constitute notice):

Madison Dearborn Capital Partners
Three First National Plaza
Suite 4600
Chicago, IL 60602
Facsimile:  (312) 895-1056

Attention:              Robin P. Selati

                                                                     George Peinado

Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654

Facsimile:               (312) 862-2200

Attention:              Michael D. Paley, P.C.

                                                                   Tana M. Ryan

Notices to MDCP:

Madison Dearborn Capital Partners
Three First National Plaza
Suite 4600
Chicago, IL 60602

Facsimile:               (312) 895-1056

Attention:              Robin P. Selati

                                                                   George Peinado

with copies to (which shall not constitute notice):

Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60601

Facsimile:               (312) 862-2200

Attention:              Michael D. Paley, P.C.

                                                                   Tana M. Ryan

Notices to Recipient:

«First_Name» «Last_Name»
«Address»
«City», «State»  «Zip_Code»

or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.  Any notice under this Agreement shall be deemed to have been given when so delivered or, if sent by telecopy the day of receipt, or if mailed, three days after deposit in the U.S. mail (return receipt requested) and one day after deposit with a reputable overnight courier service.

*     *     *    *     *

IN WITNESS WHEREOF, the parties hereto have executed this Unit Exchange Agreement on the date first written above.

YANKEE CANDLE INVESTMENTS LLC

By:
Name:
Its:

«First_Name» «Last_Name»

Signature Page to Class A Unit Exchange Agreement